TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Richard J. Carbone

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Carbone	Dated as of September 11, 2020
Richard J. Carbone

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Henry Cornell

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Henry Cornell	Dated as of September 11, 2020
Henry Cornell

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

W. Dana LaForge

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ W. Dana LaForge	Dated as of September 11, 2020
W. Dana LaForge

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Emily R. Pollack

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Emily R. Pollack	Dated as of September 11, 2020
Emily R. Pollack

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michael S. Rubinoff

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael S. Rubinoff	Dated as of September 11, 2020
Michael S. Rubinoff

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Peter F. Sannizzaro

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of September 11, 2020
Peter F. Sannizzaro

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Manu Sareen

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Manu Sareen	Dated as of September 11, 2020
Manu Sareen

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

David I. Schamis

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ David I. Schamis	Dated as of September 11, 2020
David I. Schamis

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert W. Stein

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of September 11, 2020
Robert W. Stein

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Amy M. Stepnowski

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Amy M. Stepnowski	Dated as of April 1, 2021
Amy M. Stepnowski

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of April 1, 2021

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Heath L. Watkin

does hereby authorize Sadie R. Gordon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Talcott Resolution Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Heath L. Watkin	Dated as of September 11, 2020
Heath L. Watkin

APPENDIX A

Talcott Resolution Life Insurance Company

Power of Attorney dated as of September 11, 2020

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805